UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2015 (July 31, 2015)

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Wall, Suite 1800	79701
Midland, Texas	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A ("Amendment No. 1") amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") by Legacy Reserves LP ("Legacy") on August 6, 2015 in connection with its acquisition from WGR Operating LP (“WGR”) of 100% of the issued and outstanding limited liability company membership interests in Dew Gathering LLC, a Texas limited liability company, which owns natural gas gathering and processing assets in Anderson, Freestone, Houston, Leon, Limestone and Robertson Counties, Texas, which was completed on July 31, 2015 (referred to as the "WGR Acquisition"), as well as Legacy's acquisition from Anadarko E&P Onshore LLC (“Anadarko”) of various oil and gas properties and associated exploration and production assets from Anadarko (referred to as the "Anadarko E&P Acquisition," and together with the WGR Acquisition, the “Anadarko Acquisitions”), which was also completed on July 31, 2015. The Current Report on Form 8-K filed August 6, 2015 is being amended by this Amendment No. 1 to include audited financial statements and information required by Item 9.01(a) of Form 8-K and to include unaudited pro forma financial information as required by Item 9.01(b) of Form 8-K in connection with the Anadarko Acquisitions. As the Anadarko Acquisitions were made from entities under common control, the accounts of the Anadarko Acquisitions have been presented on a combined basis. No other amendments to the Form 8-K filing on August 6, 2015 are being made by this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
The combined statements of revenues and direct operating expenses, including notes thereto, for the Anadarko Acquisitions for the year ended December 31, 2014 and for the six months ended June 30, 2015 and 2014, and the independent auditor's report related thereto, are attached hereto as Exhibit 99.1 and are incorporated by reference.

(b)	Pro forma financial information.
The unaudited pro forma combined balance sheet at June 30, 2015 which gives effect to the Anadarko Acquisitions, and the unaudited combined pro forma statements of operations for the year ended December 31, 2014 and for the six months ended June 30, 2015, which give effect to the Anadarko Acquisitions, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description
Exhibit 23.1 *	Consent of Independent Auditor
Exhibit 99.1 *
Combined statements of revenues and direct operating expenses, including the notes thereto, for the Anadarko Acquisitions for the year ended December 31, 2014 and for the six months ended June 30, 2015 and 2014.

Exhibit 99.2 *
Unaudited pro forma combined balance sheet at June 30, 2015, which gives effect to the Anadarko Acquisitions, and the unaudited combined pro forma statements of operations for the year ended December 31, 2014 and for the six months ended June 30, 2015, which give effect to the Anadarko Acquisitions.

* filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its General Partner

Date: October 14, 2015	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1 *	Consent of Independent Auditor
Exhibit 99.1 *
Combined statements of revenues and direct operating expenses, including the notes thereto, for the Anadarko Acquisitions for the year ended December 31, 2014 and for the six months ended June 30, 2015 and 2014.

Exhibit 99.2 *
Unaudited pro forma combined balance sheet at June 30, 2015, which gives effect to the Anadarko Acquisitions, and the unaudited combined pro forma statements of operations for the year ended December 31, 2014 and for the six months ended June 30, 2015, which give effect to the Anadarko Acquisitions.

* filed herewith